KEARNY FEDERAL SAVINGS BANK
                       EXECUTIVE LIFE INSURANCE AGREEMENT
                              FOR (Senior Officer)


Policy No. ("Policy")                                Insurer  ("Insurer)
---------------------                                -------------------



Bank:           Kearny Federal Savings Bank, Kearny, New Jersey ("Bank")

Insured:        (Insert Name of Officer)

Relationship of Insured to Bank:    [Executive]

The  respective   rights  and  duties  of  the  Bank  and  the  Insured  in  the above-referenced policy shall be pursuant to the terms set forth below:

I.   DEFINITIONS

     Refer to the policy contract for the definition of all terms in this Agreement, which contract is incorporated by reference.

II.  POLICY TITLE AND OWNERSHIP

     Title and ownership of the Policies referenced above shall reside in the Bank for its use and for the use of the Insured all in accordance with this Agreement. The Bank alone may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Bank and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

III. BENEFICIARY DESIGNATION RIGHTS

     The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured's share of the proceeds payable upon the death of the Insured, subject to any right or interest the Bank may have in such proceeds, as provided in this Agreement.

IV.  PREMIUM PAYMENT METHOD

     The Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force. Notwithstanding the foregoing, the Bank shall have the absolute and sole right to terminate and surrender the policy that is the subject matter of this Agreement.

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V.   TAXABLE BENEFIT

     Annually, the Insured will recognize a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service ("IRS"), as determined from time to time. The Bank (or its administrator) will report to the Insured the amount of such imputed income each year on IRS Form W-2 or its equivalent.

VI.  DIVISION OF DEATH PROCEEDS

     Subject to Paragraphs VII and X herein, the division of the death proceeds of the Policy is as follows:

     A. If (i) the Insured is employed by the Bank at the time of his or her death, or (ii) the Insured has previously ceased employment with the Bank at any time on or after attainment of the age of fifty-five (55) and at which time the sum of the years of service of the Insured (as years of service is defined in accordance with the Bank's tax-qualified employee stock ownership plan as of the date of this Agreement) and his or her age equals or exceeds seventy (70); or the Insured was previously employed by the Bank as of the date of his or her sixty-second (62nd) birthday (in either case at (ii), being considered to be "Retirement"), then, the Insured's Beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to payment from the Policy proceeds directly from the Insurer of an amount equal to (1) or (2), as follows:

               1) if the Insured is employed by the Bank at the time of death, then the Insured's Beneficiary(ies) shall be paid a death benefit from the Insurer in the aggregate amount equal to two hundred percent (200%) times the Insured's highest annual base salary (not including bonus, equity compensation, deferred compensation or any other forms of compensation) in effect at the Bank at any time during the three calendar years prior to the date of death of the Insured, or

               2) if the Insured's death shall follow the Retirement of the Insured, then the Insured's Beneficiary(ies) shall be paid a death benefit from the Insurer in the aggregate amount equal to two hundred percent (200%) times the Insured's highest annual base salary (not including bonus, equity compensation, deferred compensation or any other forms of compensation) in effect at the Bank at any time during the three calendar years prior to the date of Retirement of the Insured.

          Notwithstanding the foregoing, the maximum payment due and payable to the Insured's Beneficiary(ies) from the Insurer in accordance with this Agreement and payable from the sum of all of the Policies noted above shall not exceed $1,500,000 in the aggregate. To the extent possible, an equal amount of each Policy's proceeds shall be payable to the Insured's Beneficiary(ies), not to exceed the aggregate death benefits payable under such Policy. Any amount payable in accordance with Section VI.A in excess of a Policy's proceeds shall thereafter be paid by any remaining Policies proceeds pro rata.

     B. Subject to the obligations set forth herein, the Bank shall be entitled to the remainder of such Policy proceeds, if any.

VII. OWNERSHIP OF THE CASH SURRENDER VALUE OF THE POLICY

     The Bank shall at all times be entitled to one hundred percent (100%) of the Policy's cash value, as that term is defined in the Policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank. Such cash value shall be determined as of the date of surrender or death as the case may be.

VIII. CHANGE OF CONTROL OF BANK

     If a Change of Control of the Bank shall occur prior to the Insured's termination of employment or Retirement, then the death benefit coverage set forth in Section VI shall remain in effect until the Insured's death notwithstanding the conditions of age and/or years of service set forth at
     Section VI, unless this Agreement is otherwise terminated pursuant to its terms not less than one year prior to such date of a Change in Control. Coverage under this Agreement for the Insured who terminates employment with the Bank (for reasons other than death or a Change in Control of the Bank) prior to satisfaction of the Retirement requirements of Section VI (and prior to the occurrence of a Change of Control) will cease on his or her last day of employment with the Bank.

     For purposes of the above, A "Change of Control" shall mean: (i) the sale of all, or substantially all, of the assets of the Bank or any parent corporation of the Bank ("Parent"); (ii) the merger or recapitalization of the Bank or the Parent whereby the Bank or the Parent is not the surviving entity; (iii) a change in control of the Bank or the Parent, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Bank or Parent by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of the Parent stock, or the purchase of shares of up to twenty-five percent (25%) of any class of securities of the Parent by a tax-qualified employee stock benefit plan. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Board as to whether a Change in Control has occurred shall be conclusive and binding. However, a Change in Control shall not be deemed to have occurred as a result of (i) a holding company reorganization of the Bank and simultaneous acquisition of more than 50% of the Bank's stock (following a conversion of the Bank's mutual holding company structure to full stock form) by a Parent, (ii) the reorganization of the Bank into a new holding company form whereby the Parent shall own 100% of the stock of the Bank and public stockholders shall own 100% of the Parent common stock, or (iii) the issuance of shares of Bank or Parent common stock to public shareholders, provided that a majority of the voting stock of the Bank or Parent continue to be owned by a mutual holding company in accordance with regulations of the Office of Thrift Supervision or other applicable banking regulatory agency.

IX.  RIGHTS OF INSURED OR ASSIGNEES

     The Insured may not, without the written consent of the Bank, assign to any individual, trust or other organization, any right, title or interest in the subject Policy nor any rights, options, privileges or duties created under this Agreement, other than the right to name a Beneficiary(ies) from time to time.

X.   TERMINATION OF AGREEMENT

     This Agreement shall terminate upon the occurrence of any one of the following:

     A. The Insured shall be discharged from employment with the Bank "for cause." The term "for cause" shall include termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Plan; or

     B. Surrender, lapse, or other termination of the Policy by the Bank. The Policy (and all rights of the Insured and his/her beneficiaries) will also terminate if any regulatory agency requires the Bank to sever its relationship with the Insured, if the Bank is subjected to banking regulatory restrictions limiting its ability to pay such compensation to the Insured, upon the occurrence of the bankruptcy, insolvency, receivership or dissolution of the Bank, or upon a determination by the Bank to terminate this Agreement or such Policy in its sole discretion as may otherwise be determined by the Bank in good faith.

          Upon such Policy termination, the Insured (or assignee) shall have a fifteen (15) day right to elect to receive from the Bank an absolute assignment of the Policy in consideration of a cash payment from the Insured to the Bank, whereupon this Agreement shall terminate. Such cash payment referred to hereinabove shall be equal to the cash value of the Policy on the date of such assignment, as defined in this Agreement.

          If, within said fifteen (15) day period, the Insured fails to exercise said option with respect to assignment of such

          Policy, fails to pay to the Bank the entire aforestated cash payment, or dies, then the option shall terminate and the Insured (or assignee) agrees that all of the Insured's rights, interest and claims in the Policy shall terminate as of the date of the termination of this Agreement.

          The Insured expressly agrees that this Agreement shall constitute sufficient written notice to the Insured of the Insured's option to receive an absolute assignment of the policy as set forth herein.

          Except  as  provided  above,   this  Agreement  shall  terminate  upon
          distribution  of  the  death  benefit   proceeds  in  accordance  with
          Paragraph VI above.

XI.  AGREEMENT BINDING UPON THE PARTIES

     This  Agreement  shall  bind  the  Insured  and  the  Bank,   their  heirs,
     successors, personal representatives and assigns.

XII. GENDER

     Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XIII. INSURANCE COMPANY NOT A PARTY TO THIS AGREEMENT

     The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

XIV. AMENDMENT OR REVOCATION

     It is agreed by and between the parties hereto that, at any time prior to a Change in Control of the Bank and during the lifetime of the Insured, this Agreement may be amended, terminated or revoked at any time or times, in whole or in part, by the Bank within its sole discretion upon delivery of written notice to the Insured not less than 90 days prior to the effective date of such amendment, termination or revocation.

XV.  EFFECTIVE DATE

     The Effective Date of this Agreement shall be August 15, 2005; provided, however, such Agreement shall not be effective prior to the effective date of Policies, as noted above, with an aggregate death proceeds benefit equal to or exceeding the amount then payable to the Insured's Beneficiary(ies) as set forth at Section VI, herein.

XVI. SEVERABILITY AND INTERPRETATION

     If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

XVII. APPLICABLE LAW

     The validity and interpretation of this Agreement shall be governed by the laws of the State of New Jersey.

XVIII. ERISA PROVISIONS

     The following provisions regarding the named fiduciary, the funding policy, the payment of benefits, and the claims procedure are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"):

     (a) The Bank shall be the named fiduciary for purposes of ERISA and this Agreement.

     (b) All premiums paid with respect to the Policy shall be remitted to the Insurer when due in accordance with the Agreement.

     (c) Benefits under this Agreement shall be paid directly by the Insurer, with those benefits in turn being based on the payment of premiums as provided in the Agreement.

     (d) For  purposes of handling  claims with respect to this  Agreement,  the
     "Claims   Reviewer"   shall  be  the  Bank,   unless   another   person  or
     organizational unit is designated by the Bank as Claims Reviewer.

     (e) An initial claim for benefits under the Agreement must be made by the Insured or his or her beneficiary in accordance with the terms of the Agreement or policy through which the benefits are provided. Not later than 90 days after receipt of such a claim, the Claims Reviewer will render a written decision on the claim to the claimant, unless special circumstances require the extension of such 90-day period. If such extension is necessary, the Claims Reviewer shall provide the Insured or the Insured's beneficiary with written notification of such extension before the expiration of the initial 90-day period. Such notice shall specify the reason or reasons for such extension and the date by which a final decision can be expected. In no event shall such extension exceed a period of 90 days from the end of the initial 90-day period. In the event the Claims Reviewer denies the claim of a Insured or the Insured's beneficiary in whole or in part, the Claims Reviewer's written notification shall specify, in a manner calculated to be understood by the claimant, the reason for the denial; a reference to the Agreement or insurance policy that is the basis for the denial; a description of any additional material or information necessary for the claimant to perfect the claim; an explanation as to why such information or material is necessary; and an explanation of the applicable claims procedure. Should the claim be denied in whole or in part and should the claimant be dissatisfied with the Claims Reviewer's disposition of the claimant's claim, the claimant may have a full and fair review of the claim by the Bank upon written request therefor submitted by the claimant or the claimant's duly authorized representative and received by the Bank within 60 days after the claimant receives written notification that the claimant's claim has been denied. In connection with such review, the claimant or the claimant's duly authorized representative shall be entitled to review pertinent documents and submit the claimant's views as to the issues, in writing. The Bank shall act to deny or accept the claim within 60 days after receipt of the claimant's written request for review unless special circumstances require the extension of such 60-day period. If such extension is necessary, the Bank shall provide the claimant with written notification of such extension before the expiration of such initial 60-day period. In all events, the Bank shall act to deny or accept the claim within 120 days of the receipt of the claimant's written request for review. The action of the Bank shall be in the form of a written notice to the claimant and its contents shall include all of the requirements for action on the original claim. In no event may a claimant commence legal action for benefits the claimant believes are due the claimant until the claimant has exhausted all of the remedies and procedures afforded the claimant by this Section XVIII.

Executed at the offices of the Bank, in Kearny, New Jersey, this _____ day of ___________, 2005.


                                    Kearny Federal Savings Bank




                                    By:
-------------------------------        -----------------------------------------
Witness                                Title




-------------------------------     --------------------------------------------
Witness                                          , Insured

                           KEARNY FEDERAL SAVINGS BANK
                       EXECUTIVE LIFE INSURANCE AGREEMENT
                             BENEFICIARY DESIGNATION

Beneficiary Form                              / / New       / / Change
----------------



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Name (last, first, middle initial)               Social Security Number


--------------------------------------------------------------------------------
Address


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Date of Hire               Date of Birth

A.   BENEFICIARY DESIGNATIONS

At my death, I direct that the Beneficiary under the Executive Life Insurance Agreement with Kearny Federal Savings Bank be paid to my primary Beneficiary or Beneficiaries, noted hereunder. If none of my primary beneficiaries are living, please pay my accounts to my secondary beneficiary(ies).

--------------------------------------------------------------------------------
Primary Beneficiary                           Relationship


--------------------------------------------------------------------------------
Address


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Secondary Beneficiary                         Relationship

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Address

Marital Status:     / /Married        / /Single



B.   EXECUTIVE AUTHORIZATION

I understand that the Beneficiary Elections made above will remain in effect until I file a Change Form with the Bank.


--------------------------------------   ---------------------------------------
Executive's Signature       Date         Witness                   Date


--------------------------------------
Accepted by the Bank        Date